Exhibit 2

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint W. Iain Scott and David Thomson, or either of them acting individually, as attorney-in-fact for and in the name of the undersigned, to:

1. Execute for and on behalf of the undersigned any: (a) Form ID, including any attached documents, to effect the assignment of codes to the undersigned to be used in the transmission of information to the SEC using the EDGAR System, (b) Schedule 13D, Schedule 13G, Form 13F, and Form 13H (including amendments thereto) in accordance with Sections 13(d), 13(g), 13(f) and 13(h) of the Exchange Act, and (c) any Joint Filing Agreement with respect to the foregoing, but only to the extent each form or schedule relates to the undersigned’s beneficial ownership of securities of Thomson Reuters Corporation or any of its subsidiaries;

2. Do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any Schedule 13D, Schedule 13G, Form 13F or Form 13H (including amendments thereto), or Joint Filing Agreement and timely file the forms or schedules with the Securities and Exchange Commission and any stock exchange or quotation system, self-regulatory association or any other authority, and provide a copy as required by law or advisable to such persons as the attorney-in-fact deems appropriate; and

3. Take any other action in connection with the foregoing that, in the opinion of the attorney-in-fact, may be of benefit to, in the best interest of or legally required of the undersigned, it being understood that the documents executed by the attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in the form and shall contain the terms and conditions.

The undersigned hereby grants to the attorney-in-fact full power and authority to do and perform all and every act requisite, necessary or proper to be done in the exercise of any of the rights and powers granted herein, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that the attorney-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers granted herein.

The undersigned agrees that the attorney-in-fact may rely entirely on information furnished orally or in writing by or at the direction of the undersigned to the attorney-in-fact. This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Form ID, Schedule 13D, Schedule 13G, Form 13F and Form 13H (including amendments thereto) with respect to the undersigned’s holdings of and transactions in securities issued by Thomson Reuters Corporation, unless earlier revoked by the undersigned in a signed writing delivered to the attorney-in-fact.

This Power of Attorney does not revoke any other power of attorney that the undersigned has previously granted. This Power of Attorney may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute the same document, whether or not all parties execute each counterpart. Execution and delivery of this document by facsimile or electronically scanned transmission shall be deemed for all purposes to be due execution and delivery by the signing parties.

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Exhibit 2
IN WITNESS WHEREOF, the undersigned have caused this Power of Attorney to be executed as of November 10, 2025.

KRT INVESTMENTS CORP.

/s/ Patrick Phillips
Name: Patrick Phillips
Title: Vice-President

DKRT FAMILY CORP.

/s/ Patrick Phillips
Name: Patrick Phillips
Title: President

DKRT INVESTMENTS CORP.

/s/ Patrick Phillips
Name: Patrick Phillips
Title: President

1000920847 ONTARIO LIMITED

/s/ Patrick Phillips
Name: Patrick Phillips
Title: President

Exhibit 2
MB FINANCE CORP.

/s/ Patrick Phillips
Name: Patrick Phillips
Title: President

TLT INVESTMENTS CORP.

/s/ Mitchell Goldhar
Name: Mitchell Goldhar
Title: Vice-President

TLT ISSUE HOLDCO A CORP.

/s/ Mitchell Goldhar
Name: Mitchell Goldhar
Title: Vice-President

TLT ISSUE HOLDCO B CORP.

/s/ Mitchell Goldhar
Name: Mitchell Goldhar
Title: Vice-President

Exhibit 2
1761173 ONTARIO LIMITED

/s/ Mitchell Goldhar
Name: Mitchell Goldhar
Title: Vice-President

2677295 ONTARIO LIMITED

/s/ Mitchell Goldhar
Name: Mitchell Goldhar
Title: Vice-President

1000919995 ONTARIO LIMITED

/s/ Mitchell Goldhar
Name: Mitchell Goldhar
Title: Vice-President

1754693 ONTARIO LIMITED

/s/ Mitchell Goldhar
Name: Mitchell Goldhar
Title: Vice-President

Exhibit 2
PJT INVESTMENTS CORP.

/s/ Eugene Siklos
Name: Eugene Siklos
Title: President

1000920848 ONTARIO LIMITED

/s/ Eugene Siklos
Name: Eugene Siklos
Title: President

PGF INVESTMENTS CORP.

/s/ Matthew G. Cribbins
Name: Matthew G. Cribbins
Title: VP & Secretary

PGF FAMILY CORP.

/s/ Matthew G. Cribbins
Name: Matthew G. Cribbins
Title: VP & Secretary

Exhibit 2
LCC INVESTMENTS CORP.

/s/ Peter Mann
Name: Petter Mann
Title: Vice-President

1000078931 ONTARIO LIMITED

/s/ Peter Mann
Name: Petter Mann
Title: Vice-President

LLD INVESTMENTS CORP.

/s/ Peter Mann
Name: Petter Mann
Title: Vice-President

1000421133 ONTARIO LIMITED

/s/ Peter Mann
Name: Petter Mann
Title: Vice-President

Exhibit 2
2806335 ONTARIO LIMITED

/s/ Peter Mann
Name: Petter Mann
Title: Vice-President

JRD INVESTMENTS CORP.

/s/ Peter Mann
Name: Petter Mann
Title: Vice-President

GED INVESTMENTS CORP.

/s/ Peter Mann
Name: Petter Mann
Title: Vice-President

2754783 ONTARIO LIMITED

/s/ Peter Mann
Name: Petter Mann
Title: Vice-President

Exhibit 2
SEG FAMILY CORP

/s/ Mark Ellwood
Name: Mark Ellwood
Title: President

SEG INVESTMENTS CORP

/s/ Mark Ellwood
Name: Mark Ellwood
Title: President

1000031857 ONTARIO LIMITED

/s/ Mark Ellwood
Name: Mark Ellwood
Title: President

TCM INVESTMENTS CORP

/s/ Mark Ellwood
Name: Mark Ellwood
Title: Vice-President

Exhibit 2
DYM INVESTMENTS CORP

/s/ Mark Ellwood
Name: Mark Ellwood
Title: Vice-President

BG INVESTMENTS CORP

/s/ Mark Ellwood
Name: Mark Ellwood
Title: Vice-President

ACG INVESTMENTS CORP

/s/ Mark Ellwood
Name: Mark Ellwood
Title: Vice-President

2775329 ONTARIO LIMITED

/s/ Mark Ellwood
Name: Mark Ellwood
Title: Vice-President